                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]   Preliminary proxy statement
[X]   Definitive proxy statement
[_]   Definitive additional materials
[_]   Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12


                            THE SHERWOOD GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            THE SHERWOOD GROUP, INC.
--------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement

Payment of filing fee (Check the appropriate box):

      [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a6(j)(2).
      [_] $500 per each party to the controversy pursuant to Exchange Act Rules
          14a-6(i)(3)
      [_] Fee computed on table per Exchange Act Rules 14a-6(i)(4) and 0-11

      (1)  Title of each class of securities to which transaction applies:
                                      N.A.
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                      N.A.
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
                                      N.A.
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                      N.A.
--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid.
                                      N.A.
--------------------------------------------------------------------------------

     (2) Form, schedule or registration no.:
                                      N.A.
--------------------------------------------------------------------------------

     (3)  Filing party:
                                      N.A.
--------------------------------------------------------------------------------

     (4)  Date filed:
                                      N.A.
--------------------------------------------------------------------------------

                           THE SHERWOOD GROUP, INC.
                               One Exchange Plaza
                            New York, New York 10006

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 24, 1995
                   ----------------------------------------


The 1995 Annual Meeting of the Stockholders of The Sherwood Group, Inc. (the "Company") will be held at the Company's offices at Ten Exchange Place, Jersey City, New Jersey, 15th Floor, on October 24, 1995 at 4:00 p.m., New York City time for the following purposes:

     (1) To elect three Class II directors to hold office for a term of three years or until their successors have been duly elected and qualified.

     (2)  To approve The Sherwood Group, Inc. 1995 Stock Option Plan.

     (3) To ratify an employment agreement by and between the Company and Arthur Kontos, the President and Chief Executive Officer of the Company and Vice Chairman of the Board of Directors of the Company including the performance goals adopted by the Employment Agreement Committee of the Board of Directors with respect thereto.

     (4) To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending May 31, 1996.

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 28, 1995, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

ALL STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                 By Order of the Board of Directors


                                 Dennis Marino
                                 Secretary


September 18, 1995
New York, New York

                            THE SHERWOOD GROUP, INC.
                               One Exchange Plaza
                            New York, New York 10006

                     ------------------------------------
                      PROXY STATEMENT FOR ANNUAL MEETING
                     ------------------------------------

This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of The Sherwood Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices at Ten Exchange Place, Jersey City, New Jersey 07302, 15th Floor, on October 24, 1995 at 4:00 p.m. New York City time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to stockholders on or about September 18, 1995. The principal executive offices of the Company are located at the address indicated above.

Only stockholders of record at the close of business on the record date, August 28, 1995, will be entitled to vote at the Meeting and at all adjournments thereof.

On August 28, 1995, there were outstanding and entitled to vote 12,559,711 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

                               VOTING OF PROXIES

If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (with respect to the matters as to which the stockholder is entitled to vote) (a) "FOR" the election of each of Arthur Kontos, Richard J. Marino and Ralph N. Del Deo as Class II directors of the Company ("Proposal Number 1"), (b) "FOR" the approval of The Sherwood Group, Inc. 1995 Plan ("Proposal Number 2"), (c) "FOR" the ratification of the New Employment Agreement dated as of September 12, 1995 between the Company and Arthur Kontos, President and Chief Executive Officer and the performance goals ("Proposal Number 3"), (d) "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending May 31, 1996 ("Proposal Number 4"), and (e) in connection with the transaction of such other business as may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that is not anticipated by the Company, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Nominating Committee thereof or the Board of Directors may determine to reduce the size of the Board of Directors. Pursuant to the New York Stock Exchange stockholder approval policy the total vote cast on Proposal Number 2 must represent over 50% of the Common Stock of the Company outstanding.

A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date or by voting in person at the Meeting.

Directors of the Company will be elected by a plurality of the vote of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of, unless otherwise required by the Delaware General Corporation Law or the Company's Restated Certificate of Incorporation, any other matter which may be put to a stockholder vote at the Meeting. Except for the election of directors, as to any particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal. Votes cast, either in person or by proxy, will be tabulated by The American Stock Transfer Company, the Company's transfer agent.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of August 28, 1995, regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes following the table.

      Name and Address             Amount
    of Beneficial Owner   of Beneficial Ownership   Percentage of Class
    --------------------  ------------------------  --------------------
    S.G.I Partners, L.P.
    412 Harwood Building
    Scarsdale, NY 10583       4,000,000 (1)                31.85%

    Carl H. Hewitt
    120 Broadway
    New York, NY 10271        4,000,000 (1)                31.85%

    Arthur Kontos
    One Exchange Plaza
    New York, NY 10006        2,881,100 (2)                21.81%

    Peter R. Kellogg
    120 Broadway
    New York, NY 10271        1,000,000 (3)                 7.96%

    Richard J. Marino           675,335 (4)                 5.37%
    One Exchange Plaza
    New York, NY 10006

(1) Comprised of 4,000,000 shares of Common Stock held by S.G.I. Partners, L.P. ("S.G.I."). See "Certain Relationships and Related Transactions."

(2) Comprised of 885,241 shares of Common Stock held by Mr. Kontos and
    650,000 shares of Common Stock underlying Mr. Kontos' currently exercisable stock options. Also includes 125,000 shares of Common Stock held by Arthur Kontos Foundation, 778,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners and 442,297 shares over which he has only sole voting power which are subject to a voting trust agreement with his former wife.

(3) Comprised of 675,000 shares of Common Stock held by Mr. Kellogg and 350,000 shares of Common Stock held by a corporation, all of whose voting stock is held by Mr. Kellogg and of which Mr. Kellogg is president.

(4) Consists of 650,335 shares of Common Stock held by Mr. R. Marino and 25,000 shares of Common Stock underlying Mr. R. Marino's currently exercisable stock options. Does not include 2,399 shares of Common Stock currently held by the Employee Stock Ownership Trust (the "ESOP") with respect to which Mr.
    R. Marino and two other officers of the Company are trustees. See "Employee Stock Ownership Plan" for a description of how shares of the Common Stock held by the ESOP are voted.


SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of August 28, 1995, regarding the beneficial ownership of the Company's Common Stock by each director and named executive officer (see "Compensation of Directors and Executive Officers") of the Company and by all directors and executive officers as a group. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below. Sherwood Securities Corp. ("Sherwood Securities") is a wholly-owned subsidiary of the Company specializing in the wholesale market making of over-the-counter securities.

                                        Amount
Name and Title                of Beneficial Ownership(1)   Percentage of Class
----------------------------  ---------------------------  --------------------
Arthur Kontos,
Vice Chairman of the Board,
 President
and Chief Executive Officer          2,881,100        (2)         21.81%
of the Company

James H. Lynch, Jr.,
Director                                35,000        (3)           *

John P. Duffy,
Director                                32,000        (4)           *

Carl H. Hewitt,
Director                             4,000,000        (5)         31.85%

Dennis Marino,
Executive Vice President and
Chief Administrative Officer
of the Company; President of
Sherwood Securities                    218,698        (6)          1.73%

Richard J. Marino,
Chairman of the Board
of Sherwood Securities;
Director of International
Equity Trading of
Sherwood Securities                    675,335        (7)          5.37%

                                        Amount
Name and Title                of Beneficial Ownership(1)   Percentage of Class
----------------------------  ---------------------------  --------------------


Thomas Neumann,
Senior Vice President of
Sherwood Securities                   213,810         (8)          1.68%

Michael Burke,
Senior Vice President of
Sherwood Securities                   105,400         (9)           *

James Romano
Senior Vice President of
Sherwood Securities                     5,000

Ralph N. Del Deo,
Director                               30,000        (10)           *

Directors and Executive
 Officers as a Group
(10 Persons)                        8,196,343                     60.57%


* Less than 1%

(1) Does not include 2,399 shares of Common Stock held by the ESOP with respect to which Messrs. R. Marino and D. Marino are trustees. See "Employee Stock Ownership Plan" for a description of how shares of Common Stock held by the ESOP are voted.

(2) Consists of 885,241 shares of Common Stock held by Mr. Kontos, 650,000 shares of Common Stock underlying Mr. Kontos' currently exercisable stock options, 125,000 shares of Common Stock held by the Arthur Kontos Foundation, 778,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners and 442,297 shares over which he has only sole voting power which are subject to a voting trust agreement with his former wife.

(3) Consists of 10,000 shares of Common Stock held by Mr. Lynch and 25,000 shares of Common Stock underlying Mr. Lynch's currently exercisable stock options.

(4) Consists of 30,000 shares of Common Stock held by Mr. Duffy and 2,000 shares of Common Stock held in trust for Mr. Duffy's children.

(5) Consists of 4,000,000 shares of Common Stock held by S.G.I. Partners, L.P. ("S.G.I."). See "Certain Relationships and Related Transactions."

(6) Consists of 133,698 shares of Common Stock held by Mr. D. Marino and 85,000 shares of Common Stock underlying Mr. D. Marino's currently exercisable stock options.

(7) Consists of 650,335 shares of Common Stock held by Mr. R. Marino and 25,000 shares of Common Stock underlying Mr. R. Marino's currently exercisable stock options.

(8) Consists of 52,810 shares of Common Stock held by Mr. Neumann and 161,000 shares of Common Stock underlying Mr. Neumann's currently exercisable stock options.

(9) Consists of 30,400 shares of Common Stock held by Mr. Burke and 75,000 shares of Common Stock underlying Mr. Burke's currently exercisable stock options.

(10) Consists of 20,000 shares of Common Stock held by Mr. Del Deo and 10,000 shares of Common Stock held by his wife.

PROPOSAL 1.  ELECTION OF DIRECTORS.


The Company's Restated Certificate of Incorporation, which became effective on February 4, 1987, requires that the Board of Directors be divided into three classes. In accordance with the Company's Restated Certificate of Incorporation, at the 1987 annual meeting, Class I directors were initially elected for a term that expired as of the 1988 annual meeting of the stockholders of the Company, Class II directors were initially elected for a term that expired as of the 1989 annual meeting of stockholders and Class III directors were initially elected for a term that expired as of the 1990 annual meeting of stockholders. At each annual meeting, directors will be elected for a term of three years so that the term of office of one class of directors shall expire each year.

Three individuals are being nominated for election at the Meeting to serve as Class II directors for a term of three years or until the election and qualification of their successors.

The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting is required for the election of each director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of Arthur Kontos, Richard J. Marino and Ralph N. Del Deo. If Mr. Kontos, Mr. R. Marino or Mr. Del Deo becomes unable to serve or for good cause will not serve, an event that is not anticipated by the Company, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or the Nominating Committee of the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why Mr. Kontos, Mr. R. Marino and Mr. Del Deo may not be able to serve as directors if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THE ABOVE NOMINEES BE ELECTED AS A DIRECTOR.

The name and age of each of the nominees and each of the incumbent directors whose term will continue following the Meeting, their respective positions with the Company and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the nominees and each of the incumbent directors and executive officers of the Company follows the table.


           Name              Age    Position with the Company     Director Since
           ----              ---    -------------------------     --------------
CLASS I DIRECTORS

Dennis Marino                 49  Director, Executive Vice                  1981
                                  President, Secretary
                                  and Chief Administrative
                                  Officer

James H. Lynch, Jr.           64  Chairman of the Board                     1989

CLASS II DIRECTORS

Arthur Kontos                 49  Director, Vice Chairman of                1988
                                  the Board, President
                                  and Chief Executive Officer

Richard J. Marino             51  Director, Senior Vice                     1981
                                  President, Chairman of
                                  the Board of Sherwood
                                  Securities


        Name           Age     Position with the Company        Director Since
        ----           ---     -------------------------        --------------
Ralph N. Del Deo        70     Director                                   1993

CLASS III DIRECTORS

Carl H. Hewitt          43     Director                                   1991

John. P. Duffy          54     Director                                   1992

Thomas Neumann          31     Director, Senior Vice President            1992


CERTAIN BIOGRAPHICAL INFORMATION CONCERNING
INCUMBENT DIRECTORS AND EXECUTIVE OFFICERS

James H. Lynch, Jr. became Chairman of the Board of Directors in July 1989. He is also an independent consultant to the securities industry. Mr. Lynch was a general partner and member of the Executive Committee of Spear, Leeds & Kellogg, L.P. a New York limited partnership ("S.L.K."), for more than five years prior to his retirement from S.L.K. in June 1985. S.L.K. is a broker dealer and a member of all major United States stock exchanges and acts as a specialist on the New York and American Stock Exchanges. Mr. Lynch also served as president of Spear, Leeds & Kellogg Securities, Inc. and as an officer and director of its wholly-owned subsidiaries, First Options of Chicago and Troster Singer Corporation. Mr. Lynch is a director of Consolidated Purchasing Services, Inc. and Business Link Communications, Inc.

Arthur Kontos became Vice Chairman of the Board, President and Chief Executive Officer of the Company in October 1988. Mr. Kontos was a managing director of S.L.K. from June 1988 until October 1988, when he joined the Company. He became a general partner of S.L.K. in 1982 and president of S.G.I. Capital Holdings, Inc., a general partner of S.G.I. in 1988, from which positions he resigned in December 1991. S.G.I. currently holds 31.68% of the Common Stock and has the right to appoint two directors to the Company's Board of Directors pursuant to the terms of an agreement between the Company and S.G.I. From July 1978 until May 1988, Mr. Kontos served as a director and as President and Chief Executive Officer of Troster Singer Corporation, currently a division of S.L.K.

Richard J. Marino is a founder of Sherwood Securities, a subsidiary of the Company, and was Secretary of Sherwood Securities from its inception in 1968 until June 1988. In August 1987, Mr. Marino was elected Chairman of the Board of Sherwood Securities. Mr. Marino has served as director of International Equity Trading for Sherwood Securities since 1979. In January, 1988, he assumed the responsibility of director of all equity trading. In April 1988, he ceased his individual trading activity to serve full time as director of all equity trading. In August 1988, Mr. Marino returned to trading a list of securities. Mr. Richard J. Marino and Mr. Dennis Marino are brothers.

Dennis Marino has served as the Company's Chief Administrative Officer since 1986 and was appointed President of Sherwood Securities, a subsidiary of the Company, in January 1988. He has been employed by Sherwood Securities since February 1969. Mr. Marino has been an Executive Vice President of the Company since 1977. Mr. Marino served as President of the Securities Traders Association of New York for a term which expired in 1991 and served as Treasurer of the Securities Traders Association for a term expiring in 1994. Presently, Mr. Marino is Vice Chairman of the Securities Traders Association for a term expiring in 1995. Mr. Marino is also a member of the Trading Committee, the Quality of Markets Committee and the Bulletin Board Users' Committee of the National Association of Securities Dealers ("NASD"). Mr. Marino also serves on the Business Conduct Committee for District 10 of the NASD for a term which expires in 1996.

Thomas Neumann is also a senior vice president of Sherwood Securities in charge of institutional sales. Mr. Neumann joined Sherwood Securities in October 1988 and held various trading positions with that company prior to being appointed a senior vice president in 1990. From June 1986 until October 1988, Mr. Neumann was an assistant trader with Troster Singer Corporation.

John P. Duffy retired from his position as a managing director of S.L.K. in 1991, a position he held from prior to September 1987 until his retirement. As a managing director of S.L.K., Mr. Duffy acted as a specialist on the New York Stock Exchange.

Carl Hewitt was appointed at the request of S.G.I. pursuant to the terms of an agreement between the Company and S.G.I. pursuant to which S.G.I. has the right to designate two directors. S.G.I. has not currently designated a second director under the agreement. Mr. Hewitt became a member of the Board of Directors in July 1991. Mr. Hewitt is also a managing director and the general counsel of S.L.K. Mr. Hewitt joined S.L.K. in 1985 as an assistant general counsel. He became the general counsel in June 1988 and became a managing director in January 1991.

Ralph N. Del Deo is a senior partner of Crummy, Del Deo, Dolan, Griffinger & Vecchione, a New Jersey law firm which provides legal services to the Company. His practice areas include corporation law, patent, trademark and copyright law, litigation and general practice. Mr. Del Deo is also on the National Board of Trustees of the Foundation Fighting Blindness of Baltimore, Maryland.

James Romano, currently serves as senior vice president of Sherwood Securities and as manager of its trading department. Mr. Romano joined Sherwood Securities in June 1992 as vice president of trading and as a member of the Management Committee. In January 1995, he assumed responsibility over the trading department and was appointed to serve on the Company's Executive Committee. For eleven years prior to joining the Company, Mr. Romano held various trading positions at Troster Singer Corporation, including vice president of trading.

Michael Burke is a senior vice president of Sherwood Securities in institutional sales, a position he has held since joining Sherwood Securities in August 1989. From July 1985 until August 1989, Mr. Burke was a vice president in the trading department of Troster Singer Corporation. Mr. Burke resigned from the Executive Committee effective as of May 31, 1995.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(A) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of reports furnished to the Company and written representations from the Company's executive officers, directors and persons who beneficially own more than ten percent of the Company's equity securities, the Company believes that, during the preceding year, all filing requirements applicable to its officers, directors and ten percent beneficial owners were met, with the exception that an initial report (Form 3) of beneficial ownership by James Romano was filed late. In addition, John Duffy filed untimely one report of change in beneficial ownership (Form 4) regarding one transaction.

MEETINGS OF THE BOARD AND COMMITTEES

During fiscal year 1995, the Board of Directors held six meetings. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors of which each respective director was a member during the time he was serving as such during the fiscal year ended May 31, 1995.

The Board of Directors has created an Executive Committee, a Compensation Committee, an Audit Committee, an Employment Agreement Committee and a Nominating Committee. The Executive Committee is comprised of James H. Lynch, Jr., Arthur Kontos and Dennis Marino. The Compensation Committee is comprised of John P. Duffy, Carl H. Hewitt and Ralph N. Del Deo. The Audit Committee is comprised of Carl H. Hewitt, James H. Lynch, Jr. and Ralph N. Del Deo, who replaced Dennis Marino during fiscal year 1995. The Nominating Committee is comprised of Arthur Kontos, Carl H. Hewitt and Thomas Neumann and the Employment Agreement Committee is comprised of John P. Duffy and Carl H. Hewitt.

The Executive Committee, which held four meetings during fiscal year 1995, is authorized, among other things, to exercise such powers as may lawfully be delegated to it by the Board of Directors including the appointment of officers, the appointment of agents of the Company, and the determination of general policy with regard to business of the Company. Action by the Executive Committee is subject to review and revision by the Board of Directors.

The Compensation Committee, which held two meetings during fiscal year 1995, has jurisdiction on behalf of the Company to approve, disapprove, modify or amend all plans to compensate employees including bonuses, stock options, performance achievement or other incentive plans unless such compensation is subject to the jurisdiction of the Employment Agreement Committee. No member of the Compensation Committee is eligible for an award or grant of stock options under any such plans. Awards under such plans, if and to the extent they are approved by the Compensation Committee, are in turn recommended to the Board of Directors for appropriate action, other than option grants which are awarded by the Compensation Committee. The Compensation Committee determines the salaries of employees of the Company who are directors and also determines the salaries of all other employees of the Company who are officers or who occupy such other positions as may be designated by the Committee.

The Audit Committee, which held one meeting during fiscal year 1995, reviews and monitors the Company's financial reports and accounting practices and, among other things, makes recommendations to the Board with respect to audit policies and procedures and the scope and extent of audits, reviews the Company's unaudited quarterly financial results, and reviews the annual year end audit with the Company's independent auditors.

The Nominating Committee was created by the Board of Directors in August 1993 for the purpose of nominating a slate of nominees for election to the Board of Directors by the stockholders of the Company at each Annual Meeting of Stockholders commencing with the annual meeting of stockholders held in 1994. The Nominating Committee is also responsible for nominating candidates to fill the position of each director, if any, whose term as director terminates prior to the date of any annual meeting of stockholders and who is to be replaced by the Board of Directors. The Nominating Committee does not consider nominees recommended by stockholders in its deliberations. The Nominating Committee held no meetings in fiscal year 1995.

The Employment Agreement Committee was created by the Board of Directors in September 1993 for the purpose of ratifying and approving employment agreements between the Company or its subsidiaries and officers of the Company or its subsidiaries and for the purpose of determining or ratifying and approving the criteria pursuant to which the Company or such subsidiaries will make certain payments under employment agreements entered into between the Company and its officers. The Employment Agreement Committee held no separate meetings in fiscal year 1995.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for each of the fiscal years ended May 31, 1995, 1994 and 1993 of those persons who were, at May 31, 1995, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company for the fiscal year ended May 31, 1995 (the "named executive officers"):

                          Executive Compensation Table

                                             Annual Compensation
                                      -----------------------------------------
          Name and
          Principal            Fiscal                             Other Annual       Stock          All Other
          Position              Year    Salary       Bonus      Compensation(1)     Options      Compensation(1)
          --------             ------   ------       -----      ---------------     ---------    ---------------
Arthur Kontos, Vice Chairman     1995  $300,000  $3,131,745
 of the Board and President      1994   300,000   2,836,069                                         $281,250(3)
 and Chief Executive Officer     1993   300,000   2,226,310
 of the Company

Dennis Marino                    1995   150,000     175,000
Executive Vice President and     1994   150,000     185,965                                           84,375(3)
 Chief Administrative            1993   150,000     125,000
 Officer of the Company;
 President of Sherwood
 Securities

Thomas Neumann                   1995   200,000     450,000
Senior Vice President of         1994   196,153     460,965                                           28,125(3)
 Sherwood Securities             1993   151,356     300,000                           66,000

James Romano                     1995   148,077     972,000(2)
Senior Vice President of         1994        --     307,000(2)
 Sherwood Securities             1993        --      38,380(2)

Michael Burke                    1995        --     782,000(2)
Senior Vice President of         1994        --     588,964(2)
 Sherwood Securities             1993        --     572,710(2)

No named executive officer received personal benefits or perquisites during the fiscal year ended May 31, 1995 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) Amounts do not include for fiscal year 1994, $165,016 paid to Mr. Kontos for the purchase of Triak Services Corp. See "Certain Relationships and Related Transactions".

(2) Cash bonuses for Mr. Burke and Mr. Romano include commissions, representing a percentage of gross commissions on sales/trades and discretionary incentive bonuses. Commissions for Messrs. Burke and Romano, respectively, for the fiscal year ended May 31, 1995 equaled $607,000 and $972,000, for the fiscal year ended May 31, 1994 equaled $402,999 and $257,000 and for the fiscal year ended May 31, 1993 equaled $447,710 and $38,380. Discretionary incentive bonuses for Messrs. Burke and Romano, respectively, for the fiscal year ended May 31, 1995 equaled $175,000 and $42,000, for the fiscal year ended May 31, 1994, equaled $185,965 and $50,000 and for the fiscal year ended May 31, 1993 equaled $125,000 and $0.

(3) Represents gain recognized upon exercise of options.


COMPENSATION ARRANGEMENTS

Mr. Kontos was during the Company's fiscal year ended May 31, 1993 compensated pursuant to the terms of an employment agreement as of January 1, 1992 (the "Previous Employment Agreement"). The Previous Employment Agreement has been terminated effective as of May 31, 1995. In addition, the two options which Mr. Kontos held which permitted him to enter into additional employment agreements, each Employment Agreement having a term of one year and otherwise on the same terms and conditions as the Previous Employment Agreement have been terminated. Currently, Mr. Kontos is being compensated based on the terms of an employment agreement dated as of September 12, 1995 (the "New Employment Agreement"). See "Ratification and Approval of New Employment Agreement" for a description of the New Employment Agreement. In the event the Stockholders do not approve the terms of the New Employment Agreement it is likely that the Board of Directors will attempt to negotiate another employment arrangement with Mr. Kontos.

COMPENSATION OF DIRECTORS

Independent directors are paid at a rate of $18,000 annually plus $1,000 for each committee meeting attended.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

Shown below is information with respect to the exercise of options to purchase Common Stock by the named executive officers and unexercised options to purchase shares of Common Stock for the named executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                         AND MAY 31, 1995 OPTION VALUE

                                                       Number of Unexercised            Value of Unexercised
                              Number                        Options at                  In-the-money Options
                             of Shares                   Fiscal Year-End                at Fiscal Year-End(1)
                             Acquired                  ---------------------            ---------------------
                                on        Value    ------------    --------------  ------------    --------------
           Name              Exercise   Realized   Exerciseable    Unexerciseable  Exerciseable    Unexerciseable
---------------------------  ---------  ---------  ------------    --------------  ------------    --------------
Arthur Kontos Vice               0          0         900,000            0           $5,287,500          0
 Chairman of the Board,
 President and Chief
 Executive Officer of the
 Company

Dennis Marino                    0          0          85,000            0           $  499,375          0
Executive Vice President
 and Chief Administrative
 Officer of the Company;
 President of Sherwood
 Securities

Thomas Neumann                   0          0         161,000            0           $  772,625          0
Senior Vice President of
Sherwood Securities

James Romano                     0          0             0              0                 0             0
Senior Vice President of
 Sherwood Securities

Michael Burke                    0          0          75,000            0           $  440,625          0
Senior Vice President of
Sherwood Securities

(1) Based on the difference between the exercise price of the options and the closing price of the Common Stock on the New York Stock Exchange on May 31, 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes recommendations to the Board of Directors regarding such plans and the awards to be made thereunder.

Set forth below is a discussion of the Company's compensation philosophy, together with a discussion of the factors considered by the Committee in determining the compensation of the Company's Vice Chairman of the Board and Chief Executive Officer and other executive officers named in this Proxy Statement for the fiscal year ended May 31, 1995.

Members of the Compensation Committee during the fiscal year ended May 31, 1995 were John P. Duffy, Ralph N. Del Deo and Carl H. Hewitt. During the fiscal year ended May 31, 1995, entities with which Messrs. Hewitt and Del Deo are associated received payments from the Company.

Each of Sherwood Securities and Equitrade Partners, L.P., a New York limited partnership in which the Company holds a 60% limited partnership interest, clear certain of their securities transactions through Spear, Leeds & Kellogg, L.P., a New York limited partnership ("S.L.K."). Each of Mr. Hewitt and Mr. Peter R. Kellogg are managing directors of S.L.K. During the Company's 1995 fiscal year, the Company and its subsidiaries paid fees in the amount of $270,494 to S.L.K. in connection with clearing activities performed by S.L.K.

During the fiscal year ended May 31, 1995, Crummy, Del Deo, Dolan, Griffinger & Vecchione, a law firm of which Mr. Del Deo is a partner, rendered legal services to the Company and its subsidiaries and received payments from the Company and its subsidiaries for such services.

COMPENSATION PHILOSOPHY

The Company's compensation philosophy focuses on providing executives with annual compensation that rewards individual performance during the year, and provides incentives to executives to improve the long-term performance of the Company. By paying relatively modest base salaries to executive officers, and making a significant portion of their compensation contingent on their performance during the year, the Company seeks to provide executives with significant incentives to promote the interests of the Company and its stockholders.

As discussed in more detail in Proposal 3, "Ratification And Approval of Employment Agreement", Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") limits the tax deductions publicly-traded corporations (such as the Company) for compensation in excess of $1 million per annum paid to the chief executive officer and any of the four other highest compensated officers. The Company's present intention is to meet the requirements of Section 162(m) unless the Company determines that such a course of action would not be in the best interests of the Company or its stockholders.


COMPENSATION DECISIONS FOR FISCAL YEAR ENDED MAY 31, 1995

Salaries. Consistent with its compensation philosophy, the Company has paid relatively modest base salaries to its salaried officers and has supplemented these salaries with performance-based bonuses. Traders generally receive no base salaries, and are compensated on a commission basis. In making decisions with respect to the base salaries of executive officers for the fiscal year ended May 31, 1995, the committee considered the performance of each of the individuals in question during the prior year, the Company's results of operations for the fiscal year ended May 31, 1994 and the responsibilities of the executive officers. In keeping with its desire to base much of the compensation of the Company's executives on performance during the year, the committee generally determined to make only modest changes in the base salaries of certain executives, and to maintain salaries for most executive officers at the same level as the prior year.

Bonuses. The bonuses paid to the Company's executive officers with respect to the fiscal year ended May 31, 1995 were determined in accordance with the Company's previously enumerated policy. Performance of officers is measured by reference to the volume of business generated by them or under their direction during the fiscal year. The performance of the Company's Vice Chairman of the Board and Chief Executive Officer is measured primarily by reference to the Company's financial performance for the fiscal year.

CHIEF EXECUTIVE OFFICER COMPENSATION

The compensation arrangements for Mr. Kontos with respect to the fiscal year ended May 31, 1995 were based on the Company's compensation philosophy. The committee determined not to make any adjustments to Mr. Kontos' base salary for the year, in an effort to provide Mr. Kontos with additional incentives to continue to improve the Company's performance. Mr. Kontos' bonus with respect to the fiscal year ended May 31, 1995 was determined in accordance with the provisions of the Previous Employment Agreement.

                                         THE COMPENSATION COMMITTEE

                                              John P. Duffy
                                              Ralph N. Del Deo
                                              Carl H. Hewitt


INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company has entered into indemnification agreements with its directors and executive officers which obligate the Company to indemnify the directors or executive officers for all expenses (including attorney fees) and costs, judgments, fines and settlement amounts paid or incurred by them in connection with claims, actions and proceedings in which they are parties, witnesses and subjects as a result of their activities on behalf of the Company, including, but not limited to, their activities as directors and executive officers of the Company and its subsidiaries. Pursuant to the agreements, the directors and executive officers will be indemnified to the extent permitted under Delaware law. The agreements cover all indemnified claims and proceedings brought within ten years after the resignation of the director or officers from all positions held as a director, officer or otherwise on behalf of the Company. The agreements may provide indemnity to or limit liability of directors or executive officers for events which occurred prior to the date of the agreement. However, the enforceability of these retroactive provisions has not been determined under Delaware law. In addition, the Company's Certificate of Incorporation requires the Company to indemnify any director, officer, employee or agent of the Company who is or was a party to any legal action as a result of such person's position if such indemnification is permissible under Delaware law.

EMPLOYEE STOCK OWNERSHIP PLAN

In 1976, the Company adopted a Profit Sharing Plan which was subsequently replaced by an Employee Stock Ownership Plan (the "ESOP"). On July 15, 1992, the Board of Directors resolved to discontinue the ESOP. Under the provisions of the ESOP, all employees over 21 years of age who had completed six months of service were eligible to participate. On July 12, 1993, prior to the final distribution of shares from the ESOP, the Company offered to buy those shares from the ESOP participants at $3.875 per share. 192,795 shares out of 567,819 of such shares held by ESOP participants were accepted for payment and 372,625 shares were rolled over to the Sherwood Securities Corp. 401(k) Plan (the "401(k) Plan"). Participants representing 2,399 shares have not yet responded.

Vesting terms provided for complete vesting of contributions by the Company after five years of service with the Company or its subsidiaries. Annual contributions were made at the discretion of the Board of Directors, not to exceed 15% of eligible compensation. During the ESOP plan year ended April 30, 1995, the Company made no contributions to the ESOP and made no payments pursuant to the ESOP to the named individuals in the foregoing Executive Compensation Table. Of the 372,625 shares rolled over into the 401(k) Plan, 31,154 shares and 112,235 shares were for the benefit of Mr. Dennis Marino and Mr. Richard J. Marino, respectively. Shares of Common Stock held in the ESOP are voted by the trustees of the ESOP in the manner directed by the Compensation Committee of the Board of Directors.


STOCK OPTIONS

STOCK OPTION PLAN. Certain directors and officers of the Company hold options to purchase shares of Common Stock under the Company's 1983 Stock Option Plan, which was adopted in August 1983 and amended and restated in January 1987 (the "Option Plan"). The Board of Directors voted on August 5, 1993 to allow the Option Plan to expire as of August 9, 1993. Accordingly, while stock options previously issued pursuant to the Option Plan will remain in effect in accordance with their respective terms, no additional stock options will be issued pursuant to the terms of the Option Plan.

The Option Plan provided for the issuance of incentive stock options (as defined in Section 422 of the Code) and nonqualified stock options covering a maximum of 10,000,000 shares of the Common Stock and was administered by the Compensation Committee with approval of the Board of Directors. Stock options were granted for terms of up to ten years. The Option Plan provided that the exercise price of an incentive stock option would be not less than the fair market value of the shares of Common Stock on the date the option was granted. Generally, options granted under the Option Plan remain exercisable only if the optionee is an officer, director or employee of the Company or its subsidiaries on the day the options vest.


STOCK OPTION INFORMATION.   No options were granted by the Company during the
fiscal year ended May 31, 1995.


401(K) PLAN

In April 1992, the Company formed the 401(k) Plan which is a profit sharing plan qualified under Section 401(k) of the Code. Under the terms of the 401(k) Plan, all employees employed on February 1, 1992 were immediately eligible to participate. All other employees are eligible to participate in the 401(k) Plan after completing six months of service and attaining age 21. Employees may elect to have deductions made from their salaries and contributed to the 401(k) Plan. In addition, the Company may make matching contributions to the 401(k) Plan in such amounts as may be determined in the discretion of the Board of Directors. No discretionary contributions were made to the 401(k) Plan by the Company during the fiscal year ended May 31, 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

S.G.I. PARTNERS, L.P.   On October 18, 1988, the Company closed a
transaction pursuant to a stock purchase agreement whereby the Company issued and sold to S.G.I. Partners, L.P. ("S.G.I."), a Delaware limited partnership, 2,193,600 shares of Common Stock. In addition, the Company appointed Arthur Kontos, then the president of the corporate general partner of S.G.I., as director, Vice Chairman of the Board and Chief Executive Officer of the Company effective as of October 18, 1988. Mr. Kontos resigned as president of S.G.I. as of December 31, 1991. The Company also agreed to use its best efforts to appoint up to two individuals designated by S.G.I. as directors of the Company subsequent to October 18, 1988, provided that S.G.I. continued to own in excess of one million shares of the Company's issued and outstanding Common Stock. S.G.I. has designated Mr. Hewitt pursuant to such agreement. Mr. Hewitt is the president and sole stockholder of SHD Capital, Inc., the sole general partner of S.G.I.

TRIAK SERVICES CORP. On June 1, 1993, the Company acquired 100% of the capital stock of Triak Services Corp. ("Triak") from Arthur Kontos for $165,016 pursuant to the terms of an oral agreement between the Company and Mr. Kontos. Triak is a broker-dealer currently registered with the Securities and Exchange Commission and the National Association of Securities Dealers, as well as in all 50 states and Washington, D.C. The purchase price paid for Triak was equal to the sum of the book value of Triak plus all amounts paid by Mr. Kontos on behalf of Triak.

THOMAS NEUMANN.  On March 24, 1993, the Company loaned to Thomas
Neumann and his wife the sum of $600,000 pursuant to the terms of a Secured Note, a Mortgage and Security Agreement and a Construction Loan Agreement. The loan bears interest at the rate of 5% per annum, which interest accrues and became payable commencing on August 15, 1993 and each anniversary thereof until the loan is repaid in full. On or before August 15, 1994 and on each August 15 thereafter during the term of the loan, Mr. Neumann is obliged to make annual payments of principal and interest in the aggregate amount of $40,000.

RICHARD J. MARINO. On December 14, 1993, Sherwood Securities agreed to make available to Richard J. Marino a line of credit of up to $1,000,000. On December 15, 1993, Richard J. Marino borrowed the sum of $768,000 pursuant to the terms of a Secured Note. On June 22, 1994, Mr. Marino borrowed an additional $100,000. The loan, which bore interest at the rate of 6% per annum, was repaid in full on February 9, 1995. The loan was secured by a second mortgage on Mr. R. Marino's residence.

SPEAR, LEEDS & KELLOGG. See "Compensation Committee Report on Executive Compensation-General".

RALPH N. DEL DEO. See "Compensation Committee Report on Executive Compensation-General".

                              COMPANY PERFORMANCE

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the Dow Jones
Securities Brokers Index ("D J Brokers Index"). The graph assumes that the value of the investment in the Common Stock and each index was $100 at May 31, 1990 and that all dividends, if any, were reinvested.




                       TYPE                        BEGIN           DIV         DIV     DIV          ENDING       CUM TOTAL
                        OF           CLOSE         NO. OF          $ PER       $.$$    SHARES       NO.OF        SHRHLDR
DATE*                  LINE          PRICE**       SHARES***       SHARE**     PAID    REINVD       SHARES       RETURN
05/31/90               BEGIN          0.875         114.286                                         114.286        100


05/31/91                YE            1.500         114.286                                         114.286        171


05/31/92                YE            3.375         114.286                                         114.286        386


05/31/93                YE            4.000         114.286                                         114.286        457


05/31/94                YE            7.125         114.286                                         114.286        814


05/31/95                YE            6.875         114.286                                         114.286        786

*   Fiscal year end and ex-dividend dates.
** All Closing Prices and Dividends are adjusted for stock splits. *** Begin No. of Shares' based on $100 investment.

PROPOSAL 2.  APPROVAL OF 1995 STOCK OPTION PLAN

The Option Plan described under the caption "Stock Option" expired as of August 9, 1993. The Board of Directors adopted in August, 1995, The Sherwood Group, Inc. 1995 Stock Option Plan (the "1995 Plan"), subject to stockholder approval to replace the Option Plan. The Board of Directors adopted the 1995 Plan because it continues to believe that stock-based incentives are important factors in attracting, retaining, and rewarding officers of the Company and its subsidiaries and other selected persons designated by the committee administering the 1995 Stock Option Plan and closely aligning their interests with those of stockholders.

If approved by the stockholders, the Board of Directors has authorized for issuance under the 1995 Plan 767,200 shares of the Company's Common Stock (subject to adjustment in certain circumstances provided for in the 1995 Plan) for the granting of options and stock appreciation rights, which is approximately 6.1% of the shares of Common Stock outstanding on August 28, 1995. The closing price of a share of Common Stock on the New York Stock Exchange on September 12, 1995 was $10.25. The maximum number of shares subject to stock options which may be granted to any one optionee during any calendar year may not exceed 300,000 shares.

The following brief description of the material provisions of the 1995 Plan is not complete and is qualified in its entirety by reference to the 1995 Plan which is attached as Appendix A to this Proxy Statement:

1. Administration. The 1995 Plan will be administered by a committee (the "Committee") of at least three directors, presently the Compensation Committee, none of whom is eligible to participate in the 1995 Plan and none of whom has been granted or awarded options from the Company during the one year prior to his appointment to the Committee. In administering the 1995 Plan, the Committee has the power to interpret its provisions and to promulgate, amend, and rescind rules and regulations for its administration, to select individuals to receive grants, and to determine the terms and provisions of grants of options and stock appreciation rights.

2. Option Grants. The 1995 Plan provides for the granting of both incentive stock options (an "ISO") and nonqualified stock options (a "NQO") and in connection with such options the granting of stock appreciation rights (an "SAR") or additional stock options, progressive stock options, in the event the grantee exercises such stock options by surrendering shares of Common Stock of the Company (a "PSO"). NQO's and SAR's may be issued to any key employee or officer of the Company or its subsidiaries, or any other person who is an independent contractor, agent or consultant of the Company or its subsidiaries but not any director of the Company who is not an employee of the Company.
ISO's may be issued to key employees and officers of the Company and its subsidiaries, but not to any independent contractor, agent or consultant. The Committee also determines the times at which options become exercisable, their transferability and the dates, not more than ten years after the date of grant, on which options will expire. In the event of a tender offer for more than 25% of the Company's outstanding stock, or a "change in control" (as defined in the 1995 Plan) of the Company, all outstanding options become immediately exercisable. The fair market value of the stock with respect to which ISO's under the 1995 Plan or any other plan of the Company first become exercisable may not exceed $100,000 in any year. The option price of an ISO is to be at least 100% of the fair market value on the date of grant (110% in the case of optionees holding more than ten percent of the combined voting power of all classes of stock of the Company). The 1995 Plan, however, permits the Committee to grant NQO's at any exercise price consistent with the purposes of the 1995 Plan, whether or not such exercise price is equal to the fair market value of the stock on the date of grant of the NQO. NQO's with an exercise price of less than fair market value on the date of grant will not qualify as performance-based compensation under IRC Section 162(m) and so any compensation expense generated by the exercise of such an option would not be deductible by the Company if the optionee is a "covered employee" who is paid compensation from the Company in an amount in excess of $1,000,000 in the year of exercise. Further discussion of the implication of IRC Section 162(m) to the Company can be found in this Proxy Statement under Proposal Number 3.

Options may be exercised by the payment of the exercise price in cash, Common Stock or a combination thereof. The Committee may make a loan for the purpose of exercising any option granted under the 1995 Plan to an optionee in an amount not to exceed 100% of the purchase price of the shares acquired upon exercise of the options. The loan must be secured by a pledge of shares of the Company having an aggregate purchase price equal to or greater than the amount of the loan.

The Committee has not, as of the date hereof, awarded or granted any options under the 1995 Plan. The Board of Directors, which is comprised in part of the Committee, has recommended, however, that the aggregate of 418,500 options be issued under the 1995 Plan to certain executive officers and other employees if, and to the extent, such executive officers and employees exercise currently outstanding options by payment of shares of the Company's Common Stock. If all of the relevant employees and executive officers were to exercise such options by payment of shares of the Company's Common Stock and the Committee were to authorize the grant of options as expected by the Board of Directors, a maximum of 220,000 options would be granted to Arthur Kontos, Chief Executive Officer of the Company, 47,000 options would be granted to Dennis Marino, Executive Vice President and Chief Administrative Officer of the Company and President of Sherwood Securities, 96,500 options would be granted to Thomas Neumann and the maximum aggregate amount of 55,000 options would be issued to other officers and employees of the Company and its subsidiaries.

3. Stock Appreciation Rights. The 1995 Plan permits the Committee to grant SAR's in connection with any option granted under the 1995 Plan. SAR's enable an optionee to surrender an option and to receive a payment in cash or Common Stock, as determined by the Committee, equal to the difference between the fair market value of the Common Stock on the date of surrender of the related option and the option price.

4. Progressive Stock Options. The 1995 Plan also permits the Committee to grant PRO's in connection with any option granted under the 1995 Plan. PRO's enable an optionee to receive additional stock options in the event the grantee exercises a stock option, in whole or in part, by surrendering shares of Common
Stock of the Company.   Any PRO granted will be for a number of shares equal to
the number of surrendered shares of Common Stock, shall not be exercisable for a minimum of six months from the grant date of the option, shall have an option price per share equal to 100% of the fair market value of share of stock on the grant date and shall be subject to such other terms and conditions as the Committee may determine.

5. Termination of Employment. Unless otherwise provided by the Committee, the following rules will apply to all options granted under the 1995 Plan. Options granted under the 1995 Plan expire immediately if an employee is terminated for cause. If termination of employment is voluntary or involuntary, options granted expire after a three month period. In the event of an employee's death within such three-month period, the employee's estate may exercise the option for the number of shares for which it is exercisable at the date of termination, for one year after death but in no event beyond the expiration dates of the option. An option outstanding at the time an employee retires under a Company retirement plan or becomes disabled is exercisable within one year of termination in the case of an ISO and in the case of a NQO may be exercisable at any time to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company or a subsidiary thereof, but in no event after the expiration of the option period. If an employee dies, whether before or after such retirement or disability, the employee's estate may exercise the option exercisable at the date of termination of employment for up to three years after death (one year in the case of voluntary termination of employment), but in no event beyond the expiration dates of the option.

6. Income Tax Consequences. Under present law the federal income tax treatment of stock options under the 1995 Plan is generally as follows:

Incentive Stock Options. For regular income tax purposes, an optionee will not realize taxable income upon either the grant of an ISO or its exercise if the optionee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

If the shares acquired upon an exercise of an ISO are not disposed of by the optionee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the optionee. The amount of gain or loss realized upon such a sale or other disposition will be measured by the difference between the amount realized and the earlier exercise price of the ISO (the optionee's basis in the stock).

If the optionee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

Nonqualified Stock Options. An optionee will not realize income upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, an optionee will be required to recognize ordinary income in an amount equal to the excess of the fair market value at the date of exercise of the NQO over the option price. Any compensation includable in the gross income of an employee with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the optionee recognizes compensation income. Upon a subsequent sale of the stock, any amount realized in excess of such fair market value will constitute a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

If an optionee exercises an option by tendering Company stock in payment of the option price the optionee will be deemed to exchange the number of previously owned shares (e.g. 50 shares) for an identical number of new shares (e.g. 50 shares). This deemed exchange of previously owned Company stock for new Company stock should be eligible for nonrecognition treatment under IRC Section 1036 as an exchange of common stock for common stock in the same corporation. With regard to the additional number of new Company shares (e.g., the excess over 50 shares) that an optionee receives pursuant to the exercise of the option, an optionee will be deemed to have acquired them without paying consideration. If such extra shares are issued pursuant to a NQO, the fair market value of such extra shares will be included in the optionees' income as compensation income and the Company will be allowed a corresponding deduction. If such extra shares are issued pursuant to an ISO, no income on the exercise of such options will be recognized by the optionee, and the Company will not be allowed a compensation deduction. The optionee's basis in the new shares deemed exchanged for old shares will be equal to the optionee's basis in the surrendered old shares, and the optionee's holding period in such new shares will include his or her holding period in the old shares. The optionee's basis in the additional (or excess) new shares received will equal the amount that the optionee included in income with respect to those shares (their fair market value for stock issued pursuant to a NQO; zero for stock issued pursuant to an ISO), and the optionee's holding period in such additional shares will start as of the date of acquisition.

In the limited circumstances in which an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") exercises a NQO, which exercise is not exempt under Section 16(b), no income is recognized for federal income tax purposes at the time of exercise unless the optionee makes an election under Section 83(b) of the Code within 30 days after the date of exercise, in which case the rules described in the second preceding paragraph would apply. Where such an election is not made, the optionee will recognize ordinary income on the first date that sale of such shares would not create liability under Section 16(b) of the 1934 Act (this is generally, but not necessarily, six months after the date of exercise). The ordinary income recognized to such an optionee will be the excess, if any, of the fair market value of shares on such later date over the option exercise price.

Stock Appreciation Rights. SAR's will not result in taxable income upon grant. Upon exercise, the optionee will realize ordinary income in an amount equal to the cash and/or the fair market value of any shares received which amount will be subject to appropriate income and employment taxes. The Company will be entitled to a corresponding compensation deduction.

Progressive Stock Options. For federal income tax purposes, the issuance and exercise of PSO's will not be treated differently than the issuance and exercise of the originally granted NQO or ISO, as described above.

The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of options or SAR's or PSO's or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the 1995 Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such options or stock appreciation rights and the disposition of any stock acquired pursuant to the exercise of such options or stock appreciation rights.

7. Amendments. The Board of Directors may amend the 1995 Plan at any time, but may not, without prior shareholder approval, increase the aggregate number of shares that may be issued thereunder; materially increase the benefits to participants or materially modify the requirements as to eligibility for participation in the 1995 Plan.

8. Termination.  The 1995 Plan terminates by its terms on August 1, 2005.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE 1995 PLAN.

PROPOSAL 3.  RATIFICATION AND APPROVAL OF EMPLOYMENT AGREEMENT.


The Company and Arthur Kontos, the Vice Chairman of the Board and President and Chief Executive Officer of the Company were parties to an employment agreement dated as of January 1, 1992 (the "Previous Employment Agreement"). The term of the Previous Employment Agreement terminated on May 31, 1995. A new employment agreement dated as of September 12, 1995 (the "New Employment Agreement"), containing many of the same terms as the Previous Employment Agreement was approved by the Board of Directors on September 18, 1995. The New Employment Agreement covers the fiscal year ended May 31, 1996 and provides Mr. Kontos with an option to extend its term to the fiscal year ended May 31, 1997.

In September, 1993, the Board of Directors which included all of the members of the Employment Agreement Committee met and approved the grant to Mr. Kontos of two options (the "Options") which permitted Mr. Kontos to enter into employment agreements for the years ended May 31, 1996 and 1997, each having a term of one year and otherwise containing substantially the same terms and conditions as the Previous Employment Agreement, including the performance goals provided therein. Mr. Kontos exercised the option in December, 1994 to enter into a new employment agreement with a term ending on May 31, 1996 and otherwise having the same terms as the Previous Employment Agreement. The Employment Agreement Committee also met on September 18, 1995 and affirmed the action of the Board of Directors (which included all the members of the Employment Agreement Committee) with respect to the Option and the performance goals. The Employment Agreement Committee also agreed to continue the Bonus at 18% on Income over $13,000,000 for fiscal year ended May 31, 1996. Further, the Employment Agreement Committee approved the terms of the New Employment Agreement. For purposes of the following discussion and for obtaining stockholder approval, "Performance Goals" shall include the payment of a Bonus to Mr. Kontos at the rate of 10% of the first $5,000,000 of Income, 15% of the next $8,000,000 of Income and 18% of Income over $13,000,000.

Under the terms of the New Employment Agreement the Company agrees to pay Mr. Kontos an annual base salary of $300,000. In addition, he is entitled to a bonus ("Bonus") based on the Company's "Income". "Income" is defined as the Company's consolidated pre-tax net income during any fiscal year in which the New Employment Agreement is in effect without any deductions for amounts payable as a Bonus under the New Employment Agreement or any related accruals. Mr. Kontos' annual Bonus is calculated as a percentage of the Company's Income for each fiscal year during the term of the New Employment Agreement. In each fiscal year, Mr. Kontos is entitled to a Bonus based on the Performance Goals. Under the terms of the New Employment Agreement, Income is determined within seventy-five days after the end of each of the Company's fiscal years during which the New Employment Agreement is in effect. Mr. Kontos is entitled to receive, on a monthly basis, an advance against the Bonus, payable in the then current fiscal year in an amount equal to one half of the aggregate Bonus accrued for such fiscal year through the last day of the month immediately preceding the month in which such payment is to be made, less all amounts previously paid as Bonus advances to Mr. Kontos for the fiscal year. Mr. Kontos is not entitled to receive any Bonus advance during any month if the Company's Income through the end of the preceding month of the relevant fiscal year has averaged less than $250,000 per month. Mr. Kontos is entitled to reimbursement for expenses incurred by him in connection with his duties and responsibilities under the New Employment Agreement and is generally entitled to participate in benefit plans of the Company adopted for the benefit of employees or executives of the Company.

The New Employment Agreement may be terminated (i) by Mr. Kontos either on thirty (30) days prior written notice or at any time following a Change in Control, as hereinafter defined, (ii) by the Company for Cause, as hereinafter defined, and (iii) automatically upon the death or disability of Mr. Kontos.
The term Cause includes, and is limited to, Mr. Kontos engaging in fraudulent or illegal activity or engaging in practices which constitute a substantial disregard for his responsibilities as an employee, in each case to the material detriment of the

Company. If the Company terminates the New Employment Agreement without Cause, Mr. Kontos is entitled to receive as liquidated damages the amount which he would have been entitled to receive for a termination in connection with a Change in Control. Generally, a Change in Control will be deemed to have occurred under the New Employment Agreement if any person (other than Mr. Kontos or persons under his control) or group acting in concert acquires beneficial ownership of more than 50% of the outstanding voting stock of the Company or securities or rights to acquire more than 50% of such voting stock and the control so acquired is exercised in any manner. If a Change in Control occurs during the term of the New Employment Agreement and in connection with the Change in Control or within one year thereafter, Mr. Kontos' employment with the Company is terminated either voluntarily or involuntarily, Mr. Kontos shall be entitled to receive certain liquidated damages in an amount slightly less than three times his average taxable compensation for the previous five calendar years, but reduced so as not to constitute an excess parachute payment under
Section 280G of the Code. A parachute payment is generally defined as compensation paid to certain officers, stockholders or highly compensated individuals, payment of which is contingent on a change of ownership or effective control of a corporation or in the ownership of a substantial portion of the assets of the corporation. The terms of the New Employment Agreement may be amended, modified, superseded, canceled, renewed or extended and the covenants contained in the New Employment Agreement may be waived by a written instrument executed by the Company and Mr. Kontos without the consent of the stockholders of the Company.

Under the terms of the New Employment Agreement, Mr. Kontos has agreed not to compete with the Company without the consent of the Board of Directors of the Company during the term of the New Employment Agreement, provided that the restrictions on competition will not be effective in the event that Mr. Kontos is terminated without Cause or the New Employment Agreement is terminated in connection with, or within one year after, a Change in Control of the Company.

REASONS FOR THE SOLICITATION

   The Company desires to deduct from its corporate income for the purpose of computing the Company's federal corporate income tax liability certain compensation received by Mr. Kontos from the Company. Code Section 162 generally permits the deduction of ordinary and necessary expenses of a business, including, among others, a "reasonable allowance for salaries or other compensation for personal services actually rendered." The Board of Directors believes that the salary, Bonus and other compensation paid and payable to Mr. Kontos in connection with his services to the Company constitute a reasonable allowance for the personal services actually rendered by Mr. Kontos.
Shareholder approval is being sought solely with respect to salary and Bonus paid or payable to Mr. Kontos under the terms of the New Employment Agreement (the "Kontos Compensation"). The discussion set forth in this section of the Proxy Statement relates solely to such compensation and no conclusions with respect to the deductibility or other federal tax effects of any other compensation paid or payable to Mr. Kontos, including income realized by Mr. Kontos on the exercise of options to purchase Common Stock granted by the Company now or hereafter held by him, should be drawn from the discussion contained herein.

In determining whether salaries and other compensation paid for personal services actually rendered are reasonable, the Internal Revenue Service and courts which have considered the matter have relied upon various factors. These factors have included, but are not limited to, the intent of the board of directors, the salary history of the employee, the dividend history of the corporation, the salary scale for employees generally, the salary scale in the industry, the qualifications of the employee, the employee's contribution to the success of the business, the determination of the board of the directors of the corporation as to the reasonableness of the compensation and the approval of the salary and compensation by the corporation's shareholders. Whether or not a court or the Internal Revenue Service will conclude that the Kontos Compensation is reasonable cannot be determined with certainty. However, the Company believes that the Kontos Compensation is reasonable. The Company is soliciting shareholder approval of the New Employment Agreement for the purpose of increasing the probability that the Internal Revenue Service and any court which considers the matter will determine that the Kontos Compensation is reasonable and, therefore, deductible by the Company. To be deductible, the Kontos Compensation paid must satisfy the reasonableness requirements discussed above.

Under IRC Section 162(m), the deduction from corporate income for salaries or other compensation, to the extent previously available to publicly-traded corporations such as the Company, will generally be disallowed for compensation in excess of $1,000,000 per annum paid to a "covered employee." A "covered employee" is defined in Section 162(m) to include, among others, the chief executive officer of a corporation, the securities of which are publicly traded. The provisions of Section 162(m) apply to taxable years commencing on or after January 1, 1994 and generally apply to written agreements entered into after February 17, 1993. Section 162(m) may apply to compensation paid by the Company to Mr. Kontos pursuant to the New Employment Agreement or otherwise for the tax year ending April 30, 1996 and afterwards, and such compensation will therefore not be deductible by the Company to the extent that (i) such compensation exceeds $1,000,000 per annum, and (ii) such compensation is not deemed to be "performance based compensation" under Section 162(m). The $1,000,000 cap is reduced by excess parachute payments that are not deductible by the Company.

Performance-based compensation is not subject to the $1,000,000 cap on deductibility if certain requirements are met. Performance-based compensation payable to a "covered employee" may be deducted by a publicly traded corporation where the payment is made solely upon the attainment by the covered employee of certain performance goals, the performance goals are set by a committee of the Board of Directors comprised solely of two or more outside directors and disclosure of the performance goals and other material terms of the compensation arrangement is made to the stockholders of the corporation who thereafter approve the performance goals and the other material terms of the arrangement. In addition, before any payments of performance-based compensation are made, such committee must certify that the performance goals and other material terms of the arrangement have been satisfied.

Section 162(m) is effective for the Company's tax years ended April 30, 1995 and thereafter. Proposed Regulations which interpret the provisions of Section 162(m) have been promulgated but have not been finalized. Accordingly, the effect of Section 162(m) on the deductibility of any compensation paid to Mr. Kontos, including without limitation, the effect of the approval, if any, by the stockholders at the Meeting of the proposal discussed herein, cannot be ascertained with certainty. As a result, notwithstanding the foregoing discussion, no assurance can be given as to the deductibility of Mr. Kontos' compensation under any cases, rulings or the Proposed Regulations or any future regulations.

EFFECT OF VOTE

In the event the stockholders of the Company ratify the New Employment Agreement and the Performance Goals, the Company intends to deduct the Kontos Compensation for purposes of determining the Company's corporate income tax liability for the Company's tax years ending April 30, 1996 and thereafter. In the event the stockholders of the Company do not ratify the New Employment Agreement and the Performance Goals, the New Employment Agreement will terminate. There can be no assurance that the Internal Revenue Service or any court considering the matter will allow the Company to deduct all of the Kontos Compensation for purposes of determining the Company's corporate income tax liability for any of the Company's tax years. Whether or not the stockholders approve the New Employment Agreement and the Performance Goals, the Board of Directors, and the Compensation Committee and the Employment Agreement Committee will not be restricted from causing the Company to pay additional compensation to Mr. Kontos, whether in the form of discretionary bonuses, stock options or otherwise.

The affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the New Employment Agreement and the Performance Goals. Approval of the New Employment Agreement includes approval of the grant of the option to Mr. Kontos to extend the term of the New Employment Agreement to the fiscal year ended May 31, 1997.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION AND APPROVAL OF THE NEW EMPLOYMENT AGREEMENT.

PROPOSAL 4.  RATIFICATION AND APPROVAL OF THE APPOINTMENT
               OF INDEPENDENT AUDITORS

The Company, subject to stockholder ratification, has selected KPMG Peat Marwick, to serve as its independent auditors for the fiscal year ending May 31, 1996. If the stockholders do not ratify the appointment of KPMG Peat Marwick, the Company may reconsider its selection.

A representative of KPMG Peat Marwick is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he desires to do so.

The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of the appointment of auditors.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION AND APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING


Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at One Exchange Plaza, New York, New York 10006, on or before May 20, 1996, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

                            EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

                                 OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

                                       By Order of the Board of Directors



                                       Dennis Marino
                                       Secretary

Dated:  September 18, 1995

                                                                      APPENDIX A




                            THE SHERWOOD GROUP, INC.

                             1995 STOCK OPTION PLAN

SECTION 1.  PURPOSE

          The purpose of The Sherwood Group, Inc. Stock Option Plan (the "Plan") is to provide an additional incentive to key employees, independent contractors, agents and consultants of The Sherwood Group, Inc. (the "Company") and its subsidiaries, to aid in attracting and retaining employees, independent contractors, agents and consultants of outstanding ability, and to closely align their interests with those of shareholders.

SECTION 2.  DEFINITIONS

          Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Change in Control". A change in control of the Company shall be deemed to have occurred if, over the initial opposition of the then-incumbent Board (whether or not such Board ultimately acquiesces therein), (i) any person or group of persons shall acquire, directly or indirectly, stock of the Company having at least 25% of the combined voting power of the Company's then-outstanding securities, or (ii) any shareholder or group of shareholders shall elect a majority of the members of the Board in each case after January 1, 1995 (except persons or entities which as of January 1, 1995 are identified as holders of 5% or more beneficial owners of the Company's securities in the Company's filings under the Securities Exchange Act of 1934, as amended.

          (c) "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

          (d) "Committee" shall mean the Compensation Committee of the Board or such other committee as may be designated by the Board. The Committee shall consist of three or more members of the Board who are not eligible to participate in the Plan and who, within one year prior to their appointment, have not been eligible to participate in the Plan.

          (e) "Date of Exercise" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

          (f) "Employee" shall mean any employee or any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any director of the Company who is not otherwise an employee of the Company. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its subsidiaries.

          (g) "Fair Market Value" shall mean for any day the mean of the highest and lowest selling prices of the Stock as reported on the Composite Tape for securities traded on the New York Stock Exchange.


          (h) "Grantee" shall mean an Employee granted a Stock Option.

          (i) "Granting Date" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee.

          (j) "Incentive Stock Option" shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

          (k) "Nonqualified Stock Option" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

          (l) "Progressive Stock Options" shall mean either Incentive Stock Options or Nonqualified Stock Options granted pursuant to Section 5(j) of this Plan.

          (m) "Stock" shall mean the Common Stock, as par value $.01 per share, of the Company.

          (n) "Stock Appreciation Right" shall mean a right granted pursuant to the Plan to receive Stock, cash, or a combination thereof, upon the surrender of the right to purchase all or part of the shares of Stock covered by a Stock Option.

          (o) "Stock Option" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan to purchase shares of Stock.

          (p) "Subsidiary" shall mean any subsidiary corporation as defined in
Section 424(f) of the Code.

SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN

          Subject to adjustment pursuant to Section 9, 767,200 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 7, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 7, however, shall not become available again for the grant of Stock Options hereunder.

SECTION 4.  ADMINISTRATION OF THE PLAN

          (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan.

          (b) It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

          (c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

SECTION 5.  GRANTING OF STOCK OPTIONS

          (a) Only key Employees shall be eligible to receive Stock Options under the Plan. Directors of the Company who are not also employees shall not be eligible for Stock Options.

          (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

          (c) The option price of each share of Stock subject to a Nonqualified Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee shall determine appropriate to the purposes of the Plan and to the Company's total compensation program.

          (d) The Committee shall determine and designate from time to time those key Employees who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonqualified Stock Options, and shall also specify the number of shares covered by and the option price per share of each Stock Option. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonqualified Stock Option or an Incentive Stock Option.

          (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

          (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

          (g) The Committee shall have the authority to grant both transferable Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Stock Options to provide for transferability. Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution and is exercisable, during the Grantee's lifetime, only by the Grantee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Stock Option is granted or is otherwise amended to provide for transferability.

          (h) Stock Options may be granted to an Employee who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.

          (i) Subject to adjustment pursuant to Section 9, the aggregate number of shares of Stock subject to Stock Options granted to an Employee under the Plan during any calendar year shall not exceed 300,000 shares.

          (j) Without in any way limiting the authority of the Committee to make grants of Stock Options under the Plan, and in order to induce Employees to retain ownership of Stock, the Committee shall have the authority (but not the obligation) to include within any agreement reflecting a Stock Option a provision entitling the Grantee of such a Stock Option to a further Stock Option (a "Progressive Stock Option") in the event the Grantee exercises such Stock Option evidenced by such agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of such agreement. Any such Progressive Stock Option shall be for a number of shares of Stock equal to the number of surrendered shares, shall become exerciseable no sooner than six months after the Granting Date of the Stock Option or such longer period as the Committee may establish, shall have an option price per share equal to one hundred percent (100%) of the Fair Market Value of a share of Stock on the Granting Date of the Progressive Stock Option, and shall be subject to such other terms and conditions as the Committee may determine.

          (k) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6.  EXERCISE OF STOCK OPTIONS

          (a) Except as provided in Section 8, no Stock Option may be exercised at any time unless the Grantee is an Employee on the Date of Exercise and, in the case of holders of Incentive Stock Options, has been an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

          (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, or by any combination thereof. Stock will be accepted at its Fair Market Value on the Date of Exercise.

          (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee. Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note. A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company. Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option. In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.



SECTION 7.  STOCK APPRECIATION RIGHTS

          (a) The Committee may grant to any Employee, Stock Appreciation Rights in connection with any Stock Option. Stock Appreciation Rights may be granted at the time the related Stock Option is granted or at any time thereafter up to six months prior to the expiration of the related Stock Option.

          (b) Stock Appreciation Rights shall be exercisable at such times and to the extent that the related Stock Option shall be exercisable and only to the extent the Stock Appreciation Right has a positive value, unless the Committee specifies a more restrictive period.

          (c) Upon the exercise of a Stock Appreciation Right, the Grantee shall surrender the related Stock Option or a portion thereof and shall be entitled to receive payment of an amount determined by multiplying the number of shares as to which the Stock Option rights are surrendered by the difference obtained by subtracting the exercise price per share of the related Stock Option from the Fair Market Value of a share of Stock on the Date of Exercise of the Stock Appreciation Right.

          (d) Payment of the amount determined under Section 7(c) shall be made in Stock, in cash, or partly in cash and partly in Stock as the Committee shall determine in its sole discretion.

          (e) Except as provided in Section 10(b), the exercise of a Stock Appreciation Right for cash may be made only during the period beginning on the third business day following the release of quarterly or annual financial data and ending on the twelfth business day following such date.

SECTION 8.  TERMINATION OF EMPLOYMENT

          Except as otherwise provided by the Committee at the time the Stock Option is granted or any amendment thereto, if a Grantee ceases to be an Employee then:

          (a) if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are purchasable pursuant to its terms at the date of termination;

          (b) if termination is for cause, all Stock Options held by the Grantee shall be canceled as of the date of termination;

          (c) subject to the provisions of Section 8(d), if termination is (i) by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary, or (ii) by reason of disability, each Stock Option held by the Grantee may be exercised by the Grantee at any time (but not after the expiration date of the Stock Option) (within one year of termination in the case of Incentive Stock Options) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination;

          (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 8(c), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; or

          (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 8(a), each Stock Option held by the Grantee may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination.

SECTION 9.  ADJUSTMENTS

          In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Board in the number and kind of shares that may be granted in the aggregate and to individual Employees under the Plan, the number and kind of shares subject to each outstanding Stock Option and Stock Appreciation Right and the option prices.

SECTION 10.  TENDER OFFER; CHANGE IN CONTROL

          (a) A Stock Option shall become immediately exercisable to the extent of the total number of shares subject to the Stock Option in the event of (i) a tender offer by a person or persons other than the Company for all or any part of the outstanding Stock if, upon consummation of the purchases contemplated, the offeror or offerors would own, beneficially or of record, an aggregate of more than 25% of the outstanding Stock, or (ii) a Change in Control of the Company.

          (b) The Committee may authorize the payment of cash upon the exercise of a Stock Appreciation Right during a period (i) beginning on the date on which a tender offer as described in (a), above, is first published or sent or given to holders of Stock and ending on the date which is seven days after its termination or expiration, or (ii) beginning on the date on which a Change in Control of the Company occurs and ending on the twelfth business day following such date.

SECTION 11.  GENERAL PROVISIONS

          (a) Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

          (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate an Employee's employment at any time.

          (c) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

              (i) The listing, or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange;

              (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee may, in its discretion upon the advice of counsel, deem necessary or advisable; and

              (iii) The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee may, in its discretion upon the advice of counsel, determine to be necessary or advisable.

          (d) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

          (e) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

          (f) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 12.  AMENDMENT AND TERMINATION

          (a) The Plan shall terminate on August 1, 2005 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

          (b) The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options may be granted (except as contemplated by the provisions of Section 9), (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

          (c) No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 13.  EFFECTIVE DATE AND SHAREHOLDERS' APPROVAL

          The Plan shall become effective as of August 30, 1995, subject to upon its approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote thereon at the Annual Meeting of Shareholders of the Company or any adjournment or postponement thereof.

                                                                      APPENDIX B

                            THE SHERWOOD GROUP, INC.

The undersigned hereby appoints James H. Lynch, Jr. and Dennis Marino and each of them, with full power of substitution, as proxies for the undersigned, to attend the annual meeting of stockholders of The Sherwood Group, Inc. (the "Company"), to be held at the Company's offices at Ten Exchange Place, Jersey City, New Jersey, 15th Floor on October 24, 1995, at 4:00 p.m., New York City time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.    /  / FOR or /  / WITHHOLD AUTHORITY to vote for the following nominees for
      ---         ---
     election as Class II directors:

                                 Arthur Kontos
                               Richard J. Marino
                                Ralph N. Del Deo

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)


--------------------

2.  Approval of  The Sherwood Group, Inc. 1995 Stock Option Plan

            /  / FOR or /  / AGAINST, or /  / ABSTAIN_______________
            ---         ---              ---

3. Ratification of the employment agreement by and between the Company and Arthur Kontos, the President, Chief Executive Officer of the Company and Vice Chairman of the Board of Directors of the Company including the performance goals adopted by the Employment Agreement Committee of the Board of Directors with respect thereto.

            /  / FOR or /  / AGAINST, or /  / ABSTAIN_______________
            ---         ---              ---

4. Approval of the appointment of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending May 31, 1996.

            /  / FOR or /  / AGAINST, or /  / ABSTAIN_______________
            ---         ---              ---


5. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

 THE PROXIES WILL VOTE AS SPECIFIED HEREIN OR, IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE "FOR" THE NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                    Receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement dated September 18, 1995 and Annual Report to Stockholders is hereby acknowledged:

                                    Date:_____________________________, 1995

                                    ____________________________________________

                                    ____________________________________________

                                    _____________________________
                                                      (Signatures)
                                    (Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.)

                                                                      APPENDIX C

                              EMPLOYMENT AGREEMENT
                              --------------------


     EMPLOYMENT AGREEMENT, dated September 12, 1995, between THE SHERWOOD GROUP, INC., a Delaware corporation ("the Company"), having its principal office at One Exchange Plaza, New York, New York, and Arthur Kontos (the "Executive"), residing at 715 Park Avenue, Apt. 18-B, New York, New York 10021.

     The Company desires to obtain the services of the Executive, and the Executive desires to be employed by the Company, as Vice Chairman of the Board, President and Chief Executive Officer of the Company and certain of its subsidiaries.

     In consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

     1.  Term of Employment.
         ------------------

       1.1. The Executive's "term of employment", as this phrase is used throughout this Agreement, shall be for a period beginning as of June 1, 1995 and ending on May 31, 1996.

       1.2. The Executive shall have the option to extend the term of employment under this Agreement for one additional year from June 1, 1996 until May 31, 1997. The following conditions shall apply to the Executive's right to extend the term of employment pursuant to this Paragraph 1.2:

            (i) the option to extend the terms of employment may be exercised at any time prior to January 1, 1996 by delivering to the Company a written notice which refers to this Agreement and states that the Executive, by his delivery of such notice, is exercising his right to extend the term of employment under this Agreement. The delivery of such notice shall constitute an irrevocable exercise of this extension, which exercise cannot be revoked without the prior written consent of the Board of Directors of the Company.

         (ii) In no event shall the Company be required to extend the term of employment pursuant to this Paragraph 1.2 unless as of May 31, 1996, this Agreement shall be in full force and effect and the Company shall not have the right to terminate this Agreement in accordance with its terms.

         (iii) In no event shall the Company be required to extend the term of employment under this Agreement if as of May 31, 1996, the Executive shall have exercised any right he may have to terminate this Agreement or the Executive shall have received or be entitled to receive any payments as a result of a Change in Control.

     2.  Employment.  The Company shall employ the Executive as Vice Chairman
         ----------
of the Board, President and Chief Executive Officer of the Company and certain of its subsidiaries as determined by the Board of Directors of the Company. The Executive accepts such employment and agrees that through his term of employment he will devote substantially all his business time, attention, knowledge, and skills to the business of the Company and its subsidiaries. The services of the Executive shall in all respects be subject to the reasonable direction of the Board of Directors of the Company.

     3.  Base Salary During Full-Time Employment.  From and after the date
         ---------------------------------------
hereof, the Company shall pay or cause to be paid to the Executive during the term of employment a base salary at a rate equal to $300,000 per year. Such salary shall be paid in accordance with the Company's regular payroll practices

     4.  Bonus
         -----

     4.1. The Executive shall receive as additional compensation a bonus (the "Bonus") based on the Company's "Income" (as hereinafter defined) with respect to each May 31 fiscal year of the Company during the term of employment. The Bonus shall be calculated as follows: ten percent of the Company's first $5 million of Income during the fiscal year; 15 percent of the Company's next $8 million of Income during the fiscal year; and 18 percent of the Company's Income over $13 million during the fiscal year. In the event that the Executive's employment were to terminate prior to the end of a fiscal year, the Bonus to the Executive for such partial fiscal year shall be calculated on a pro rata basis as to the portion of the fiscal year in which the Executive was employed hereunder; such pro rata portion to be calculated on the basis of the Company's Income during the portion of the fiscal year prior to such termination with the dollar amounts of the Company's Income to be adjusted on a pro rata basis. The Company's obligation as to any unpaid Bonus shall survive termination of this Agreement.

     4.2. As used in this Agreement, "Income" shall refer to the Company's consolidated pre-tax net income during any fiscal year in which this Agreement is in effect without any deductions for amounts payable as Bonus hereunder or related accruals.

     4.3. On or prior to the 75th day after the end of a fiscal year (or such other date a determination of Bonus is to be made in the event of termination of this Agreement prior to the end of a fiscal year), the Company's independent public accountants shall deliver their written determination of the amount of Income for such fiscal year to the Company. The public accountants' determination of the foregoing shall be made in accordance with generally accepted accounting principles consistently applied which, in the case of any subsidiary of the Company engaged in the business as a broker-dealer shall be such generally accepted accounting principles in common use in the securities brokerage industry. The determination of the public accountants shall be conclusive and shall be certified by the Employment Agreement Committee of the Company's Board of Directors.

     4.4. The Company shall each month of a fiscal year pay to the Executive as an advance against the Bonus for such fiscal year an amount equal to one half of the aggregate Bonus accrued for such fiscal year through the last day of the month immediately preceding the month in which such payment is to be made less all amounts previously paid as a Bonus advance to the Executive for such fiscal year pursuant to this Paragraph 4.4; provided that the Company shall not be obligated to pay a Bonus advance during any month if the Company's Income through the end of the preceding month of the fiscal year has averaged less than $250,000 per month. In determining the aggregate Bonus accrual, the dollar amounts of the Company's Income shall be calculated on a pro rata basis.

     5.  Expenses.  The Company shall also reimburse the Executive for all
         --------
expenses incurred by the Executive in connection with the performance of his duties and the discharge of his responsibilities hereunder, including all legal fees and other costs incurred by the Executive in enforcing (whether by adjudication or settlement) his rights hereunder in the event of a breach of this Agreement by the Company.

     6.  Termination.
         ------------

     6.1. Voluntary. Executive may terminate this Agreement for any reason upon 30 days prior written notice to the Company; provided, however, that such 30-day notice shall not be required for a voluntary termination by the Executive in connection with, or within one year after, a Change in Control of the Company, as defined in Paragraph 6.4 hereof.

     6.2. Termination For Cause. The Company may terminate this Agreement, and all of its obligations hereunder (other than payment obligations that have accrued prior to such termination), for cause if and only if during the term of employment (i) the Executive has engaged in fraudulent or illegal conduct to the material detriment of the Company or (ii) the Executive has engaged in practices to the material detriment of the Company, which constitute a substantial disregard for his responsibilities as an employee of the Company. The Company shall have the burden to establish by clear and preponderance of evidence that cause exists. In the event the Company terminates this Agreement without cause as described above, the Executive shall be entitled to receive as liquidated damages an amount equal to the amount of liquidated damages he would have been entitled to receive for a termination of employment in connection with a Change in Control as provided in Paragraph 6.4 hereof.

     6.3. Termination by Death or Disability. If the Executive dies during the term of employment or if, during the term of employment, the Executive becomes disabled so that he is unable substantially to perform his services hereunder (i) for a period of six consecutive months, or (ii) for an aggregate of nine months within any period of 18 consecutive months, this Agreement and the Company's obligations hereunder shall terminate. Prior to such termination, the Executive shall continue to receive the compensation provided for in Paragraphs 3 and 4.

     6.4. Termination by Reason of Change of Control.   In the event that a
Change in Control of the Company occurs during the term of this Agreement, and in connection with such Change in Control or within one year thereafter, the Executive's employment with the Company is terminated either voluntarily or involuntarily, the Executive shall be entitled to receive as liquidated damages an amount equal to three times his average compensation (including base salary, Bonus, and any other compensation) from the Company and its subsidiaries, as reported for federal income tax purposes by the Executive, for the five calendar year period preceding such termination (or such shorter period of time in the event such employment with the Company and its subsidiaries has been less than five years), less $1.00. A Change in Control shall be deemed to have occurred in the event that any person (other than the Executive or persons under his control) or group acting in concert acquires beneficial ownership of more than 50 percent of the outstanding voting stock of the Company or options or convertible or exchangeable securities or other rights to acquire more than 50 percent of such voting stock, if the control so acquired is exercised in any manner (including, but not limited to, any change in the composition of the Company's Board of Directors or any attempt to influence or change the policies
of such Board).   Notwithstanding the foregoing, the liquidated damages to be paid to the Executive shall be
reduced to the extent necessary so as not to constitute a parachute payment under Section 280G(b)(2) of the Internal Revenue Code, as then in effect.

     7.  Additional Benefits.  During the term of employment, the Executive, in
         -------------------
addition to the compensation provided in Paragraphs 3 and 4 hereof, will be entitled to participate in any insurance (other than key man insurance), health plans, pension, profit-sharing, stock purchase, or other benefit plans of the Company now existing or hereafter adopted for the benefit of its employees generally or of the executives of the Company; provided, that where the participation and the extent of participation by an employee or executive of the Company in any such plans are dependent upon the discretion of the Company, then the participation, if any, and the extent of such participation of the Executive shall be subject in all respects to the reasonable determination of the Board of Directors of the Company. Furthermore, the Executive shall be entitled to such additional benefits as may be granted to him from time to time by the Board of Directors of the Company. The Executive shall also be entitled to reasonable vacations.

     8.  Restrictions.
         -------------

     8.1. The following provisions shall be applicable during the term of this Agreement, irrespective of whether Executive is an employee of the Company, except as provided in Paragraph 8.1.4. hereof:

       8.1.1. Non-Competition. Executive will not, in any geographic area within a 30-mile radius of any sales office operated by the Company at the time of termination or within 24 months prior thereto, directly or indirectly, in any capacity whatever, compete with the activities of the Company's sales offices or otherwise engage in the retail brokerage industry as owner, financier, five percent stockholder, partner, sole proprietor, joint venturer, or otherwise manage, operate, control, assist, participate in, be connected with, or render any consultation or business advice with respect to, any businesses engaged in the wholesale market-making of securities or any businesses that compete with activities conducted by the sales offices of the Company, except with the approval of the Company's Board of Directors. The parties agree that the foregoing territorial and time limitations are reasonable, and that in the event that any such territorial or time limitation is deemed to be unreasonable by a court of competent jurisdiction, Executive agrees and submits to the reduction of either said territorial or time limitation, or both, to such an area or a period of time as said court shall deem reasonable.

     8.1.2. Confidentiality. Except as may be required by applicable law or pursuant to a subpoena issued pursuant to a governmental investigation or other legal process, Executive shall not divulge to any person who is not an officer, director, shareholder, employee, or agent of the Company or any subsidiary any information of a privileged or confidential nature not otherwise disclosed which shall have come to his attention by virtue of his employment by or association with the Company or any subsidiary.

     8.1.3. No Solicitation. Except with the prior consent of the Company, Executive will not, either for his own account or any other person directly or in conjunction with or through any person, hire, solicit, or entice away from the Company or any subsidiary any officer, manager, employee, consultant, or registered account executive who is employed or rendering services to the Company or any subsidiary or had been employed or rendered services within six months prior to such solicitation, whether or not such person would thereby commit a breach of his contract of employment of services with the Company or any subsidiary.

     8.1.4. Inapplicability Restrictions. Paragraphs 8.1.1 and 8.1.3 hereof shall not apply in the event that the employment of the Executive is terminated without cause as set forth in Section 6.2 hereof or is terminated voluntarily or involuntarily in connection with or within one year after a Change in Control of the Company, as defined in Section 6.4 hereof.

     8.1.5. Injunctive Relief. The parties do hereby acknowledge that money damages alone would not adequately compensate the Company in the event of a breach by the Executive of the foregoing provisions and, therefore, Executive does hereby covenant and agree that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to injunctive relief for the enforcement thereof without the necessity of proving actual damages.

     8.1.6. NASD Arbitration. The parties agree to submit any dispute concerning the terms of this Agreement, or the performance of their obligations hereunder, to binding arbitration by the National Association of Securities Dealers, Inc. The cost of such arbitration shall be paid equally by the Company and the Executive unless otherwise allocated in the arbitration.

     9.  Notices.  All notices, requests, consents, demands, and other
         -------
communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given on the date of personal delivery thereof, or, if sent by prepaid, registered, overnight courier service, or certified mail, on the date of deposit in the United States mail or delivery to the courier service addressed to the parties hereto at the addresses set forth at the beginning of this Agreement (or to such other or additional address or to the attention of additional parties which any party shall designate by notice in writing to the other in accordance herewith).

     10. General
         -------

     10.1. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

     10.2. Captions. The paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     10.3. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements, and understandings, written or oral, between the parties.

     10.4. No Other Representations. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise, or inducement not so set forth.

     10.5. Amendments/Waivers. This Agreement may be amended, modified, superseded, cancelled, renewed, or extended and the terms of covenants hereof may be waived, only by a written instrument executed by both of the parties hereto or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereto shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term of covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of a breach of any other term or covenant contained in this Agreement.

       10.6. Effective Date;Condition to Effectiveness. This Agreement shall not be effective and binding on the Company or the Executive unless it shall be approved by the shareholders of the Company. The Company agrees to submit this Agreement to the shareholders of the Company promptly after execution thereof. If the shareholders do not approve this Agreement it shall be null and void. If this Agreement is approved by shareholders this Agreement shall be deemed to be in effect on June 1, 1995 for all purposes. By execution of this Agreement, the Executive and the Company hereby terminate as of the date of the meeting of shareholders to consider this Agreement, the First Employment Agreement as such term is defined in that certain Letter Agreement between the Company and the Executive dated September 15, 1993 and such Letter Agreement. In no event shall the Executive be entitled to payments with respect to the period June 1, 1995 until the date of said meeting of shareholder's under both this Agreement and the First Employment Agreement.


     IN WITNESS WHEREOF, THE SHERWOOD GROUP, INC. and the Executive have duly executed this Agreement as of the date first above written.

                           THE SHERWOOD GROUP, INC.



                           By:

     Arthur Kontos              Chairman

12